SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            _________


                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 30, 1997



                       VIDEOLAN TECHNOLOGIES, INC.

          (Exact Name of Registrant as specified in Charter)


   Delaware                0-26302                 61-1283466
(State or other          (Commission             (IRS Employer
jurisdiction of          File Number)            Identification
incorporation)                                    No.)



100 Mallard Creek Road, Suite 250
Louisville, Kentucky                                 40207
(Address of principal executive offices)          (Zip code)


Registrant's telephone number,
  including area code:  (502) 895-4858

                           N/A
 (Former name or former address, if changed since last report.)

           INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events

     On April 30, 1997, the Board of Directors of VideoLan
Technologies, Inc. (the "Company") adopted two amendments to the By-laws of the Company


     On May 1, 1997, the Company mailed a letter to its shareholders from Jack Shirman, Chief Executive Officer of the Company.

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

          (a)  Financial Statements of Business Acquired.

               Not Applicable.

          (b)  Pro Forma Financial Information.

               Not Applicable

          (c)  Exhibits.

     The following exhibits are filed with this Report on Form 8-K:

REGULATION S-K
EXHIBIT NUMBERS          EXHIBIT

     3                   Amendment No. 1 to By-laws.

     99 Letter from Jack Shirman, Chief Executive Officer of the Company, to the Company's shareholders.

                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              VIDEOLAN TECHNOLOGIES, INC.



Date:  May 1, 1997       By /s/ Jack Shirman
                                Chief Executive Officer